Summary Prospectus August 1, 2014
Pear Tree Quality Fund Ordinary Shares: USBOX Institutional Shares: QGIAX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com/fund-literature. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info&commat;peartreefunds.com. The current prospectus and statement of additional information dated August 1, 2014 are incorporated by reference into this summary prospectus.

Investment Objective: Long-term growth of capital.

Fee Table and Expenses of Quality Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Quality Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.30%	0.31%
Total Annual Fund Operating Expenses	1.55%	1.31%
Fee Waiver and/or Expense Reimbursement*	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.30%	1.06%

*
The Manager has agreed until July 31, 2015 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Quality Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Quality Fund would be calculated using (a) an annual rate of 0.75 percent for the first $125 million of Quality Fund's net assets, and (b) an annual rate of 0.50 percent for Quality Fund's net assets in excess of $125 million.

Example

This example is intended to help you compare the cost of investing in Quality Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Quality Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that Quality Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$132	$465	$821	$1,824
Institutional Class	$108	$391	$694	$1,557

Portfolio Turnover

Quality Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Quality Fund’s performance. During the most recent fiscal year, Quality Fund’s portfolio turnover rate was 35 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Quality Fund invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers. Quality Fund principally invests in equity securities of large companies, that is, companies with a market capitalization of greater than $5 billion at time of purchase. However, there is no minimum market capitalization for companies whose securities Quality Fund may purchase.

To manage Quality Fund’s portfolio, Quality Fund’s investment manager, in consultation with its sub-adviser, periodically selects what it believes is a well-managed mutual fund (the “target portfolio”) and then purchases and sells Quality Fund assets such that Quality Fund’s portfolio generally holds the same securities and in the same percentages as the target portfolio as of the end of the target portfolio’s most recent fiscal quarter. If Quality Fund’s assets significantly increase, Quality Fund may select more than one target portfolio. Among the criteria used to select the target portfolio are the limited availability of the target portfolio to retail investors and the target portfolio’s historical performance.

From time to time, a target portfolio may invest in non-U.S. securities. In such cases, Quality Fund typically invests in American Depositary Receipts (or ADRs), which represent interests in such securities. Quality Fund also may invest in derivatives, that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Quality Fund also may lend its securities. Quality Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds. Quality Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

It is possible to lose money by investing in Quality Fund. An investment in Quality Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of Quality Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Quality Fund has significant holdings, or weaknesses associated with one or more specific companies in which Quality Fund may have substantial investments.

Difficulty in Comparing Fund Performance with Target Portfolio Performance. Quality Fund performance typically does not mirror the target portfolio’s performance. Among other things, the holdings of the target portfolio may change significantly during the period between the end of a quarter and the time when those changes are publicly disclosed. From time to time, Quality Fund may be purchasing specific securities at the same time that the target portfolio is selling them. In addition, the target portfolio may have lower expenses relative to its assets than Quality Fund.

Inability to Conduct Due Diligence on Target Portfolio’s Investment Adviser. Quality Fund’s investment manager and sub-adviser may be able to perform only limited due diligence on the target portfolio’s investment adviser to determine, among other things, whether the investment adviser is adhering to the target portfolio’s investment guidelines and whether the risks disclosed in the target portfolio’s offering documents reflect the risks of the target portfolio.

Potential Impact on Target Portfolio. Quality Fund’s purchases and sales of securities for its own portfolio may adversely impact the management of a target portfolio and thus, Quality Fund itself.

Accuracy of Target Portfolio Information. Any failure by a target portfolio to file accurate and timely portfolio information could affect the performance of Quality Fund.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Foreign Investing. Quality Fund’s investments in foreign securities (primarily through ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Non-Diversification. Quality Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Quality Fund.

Sector. Quality Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Liquidity Risk. Quality Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Securities Lending. Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Quality Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Quality Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives. Quality Fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar charts and tables provide some indication of the risks of investing in Quality Fund by showing changes in Quality Fund’s performance over time. The tables also compare Quality Fund’s performance to a broad measure of market performance that reflects the type of securities in which Quality Fund invests. Past performance does not necessarily indicate how Quality Fund will perform (before and after taxes) in the future. On January 27, 2011, Quality Fund changed its name to “Quant Quality Fund,” its investment strategy to its current strategy and its sub-adviser to Columbia Partners, L.L.C., Investment Management. Performance shown for periods prior to January 27, 2011 does not reflect the current investment strategy. Updated performance information is available at www.peartreefunds.com.*

*
Prior to November 2006, Quality Fund was called “Quant Growth and Income Fund” and SSgA Funds Management, Inc. served as its sub-adviser. On November 1, 2006, Quality Fund changed its name to “Quant Long/Short Fund,” and its principal investment strategy. On January 2, 2008, Quality Fund changed its sub-adviser to Analytic Investors, LLC.

Annual Return Ordinary Shares (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

Calendar year-to-date return of the Ordinary Shares of Quality Fund as of 6/30/2014 is 5.25%

Best Quarter:	Q2 2009	15.53%
Worst Quarter:	Q4 2008	(23.84)%

Average Annual Total Returns for the periods ended December 31, 2013
	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	24.54%	15.02%	4.89%
Ordinary Shares After Taxes on Distributions	24.23%	14.85%	4.75%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	14.14%	12.15%	3.93%
Institutional Shares Before Taxes	24.93%	15.39%	5.17%
S&P 500 Index (Reflects no deductions for fees, expenses or taxes)	32.39%	17.94%	7.41%

After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

Quality Fund is managed by Pear Tree Advisors, Inc. Quality Fund is sub-advised by Columbia Partners, L.L.C., Investment Management (“Columbia”). The following employees of Columbia serve as the portfolio managers of Quality Fund:

Investment Team	Position at Columbia	Manager of the Fund Since
Robert A. von Pentz, CFA	Chairman of the Firm’s Management Committee, Senior Equity Portfolio Manager and Research Analyst	2011

Buying and Selling Fund Shares

You may buy or sell shares of Quality Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary. Purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum	Contact Information
Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000 Ongoing Investment Minimum Both Classes: 50 shares	Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com

Tax Information

Quality Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Quality Fund through a broker-dealer or other financial intermediary (such as a bank), Quality Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Quality Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.